Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.10%	3.80%
Rate of compensation increase	2.30%	2.50%
Net periodic benefit cost Discount rate	3.20%	3.70%
Rate of compensation increase	2.40%	2.70%
Expected return on plan assets	5.80%	5.90%